Filed pursuant to Rule 497(e)
File Nos. 333-185238 and 811-22743

BLACKSTONE ALTERNATIVE INVESTMENT FUNDS

Supplement dated September 22, 2014 to the

Blackstone Alternative Multi-Strategy Fund

Prospectus and Statement of Additional Information,

each dated August 29, 2014

Addition of Sub-Adviser

Pursuant to action taken by the Board of Trustees, Rail-Splitter Capital Management, LLC (“Rail-Splitter”) will serve as a sub-adviser to the Fund.

Effective immediately, the Fund’s Prospectus and Statement of Additional Information are revised as follows:

The lists of sub-advisers to the Fund in the “Principal Investment Strategies” section on page 4 of the Prospectus, “Management of the Fund” section on page 11 of the Prospectus, and “More on the Fund’s Investment Strategies, Investments, and Risks—Investment Strategy” section on page 13 of the Prospectus are revised to include Rail-Splitter and, as applicable, its corresponding strategy:

Rail-Splitter Capital Management, LLC – Fundamental Strategies

The following disclosure is added to the section “More on Fund Management—Adviser and Sub-Advisers—Sub-Advisers” on page 29 of the Prospectus:

•	Rail-Splitter Capital Management, LLC (“Rail-Splitter”), located at 303 W. Madison Street, Suite 1325, Chicago, IL 60606, an investment adviser registered with the SEC, manages a portion of the Fund’s assets using a Fundamental Strategy. Founded in 2002, Rail-Splitter had approximately $250 million in assets under management as of June 30, 2014.

The following disclosure is added to the section “Investment Management and Other Services—The Sub-Advisers” on pages 53-54 of the Statement of Additional Information:

Rail-Splitter Capital Management, LLC. The principal owners of Rail-Splitter are John Croghan, Richard Fradin, and John Souter.

Shareholders should retain this Supplement for future reference.